SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 28, 2000




                      PEOPLES-SIDNEY FINANCIAL CORPORATION

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             (Exact name of Registrant as specified in its Charter)




    Delaware                         0-22223                  31-1499862
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                  No.)




101 E. Court Street, Sidney, Ohio                               45365
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:     (937) 492-6129
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On April 28, 2000, Peoples-Sidney Financial Corporation issued the press release attached hereto as Exhibit 99, announcing the completion of its stock repurchase program.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release dated April 28, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PEOPLES-SIDNEY FINANCIAL CORPORATION




Date:    April 28, 2000              By:  /s/ Douglas Stewart
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                                          Douglas Stewart, President and Chief
                                          Executive Officer